UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2009

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2009, Intel Corporation (Intel) and Advanced Micro Devices, Inc. (AMD) entered into a comprehensive agreement to end all outstanding litigation between the parties, including antitrust litigation and patent cross license disputes (the “Settlement Agreement”).  Intel agreed to pay $1.25 billion to AMD as consideration for the settlement within thirty days.

Under the terms of the Settlement Agreement, AMD agreed to drop all pending litigation against Intel, including the case in the U.S. District Court in Delaware and the two cases pending in Japan. AMD also agreed to withdraw all of its regulatory complaints against Intel worldwide.  AMD and Intel obtained patent rights from a new 5-year cross license agreement, and AMD and Intel relinquished any claims of breach from the previous license agreement. Intel also entered into a license agreement with Global Foundries, Inc., a manufacturing entity formed by AMD and Advanced Technology Investment Company.  The parties agreed that the settlement was intended solely as a compromise of disputed claims, and was not to be understood as a concession or determination that either party has engaged in any wrongdoing.

The above description of the material terms of the Settlement Agreement is qualified in its entirety by reference to the text of the agreement, which is  Exhibit 10.1 to this Current Report on Form 8-K.

Further information regarding the disputes between Intel and AMD that were resolved pursuant to the Settlement Agreement is set forth in Note 24: Contingencies; Legal Contingencies, in the Notes to Consolidated Condensed Financial Statements of Intel’s Form 10-Q for the quarter ending September 26, 2009, filed on November 2, 2009.

Item 7.01 Regulation FD Disclosure.

On November 12, 2009, Intel and AMD issued a joint press release regarding the litigation settlement.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Also on November 12, 2009, Intel issued a press release regarding an update to forward-looking expectations relating to the fourth quarter of 2009.  The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibit is filed as part of this Report:
	Exhibit Number	Description
	10.1	Settlement Agreement between Advanced Micro Devices Inc. and Intel Corporation, dated November 11, 2009
	99.1	Joint Press Release of Intel Corporation and Advanced Micro Devices Inc., dated November 12, 2009
	99.2	Press Release of Intel Corporation, dated November 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: November 12, 2009	Cary I. Klafter Corporate Secretary